                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               LEGEND PROPERTIES
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                            LEGEND PROPERTIES, INC.
                         1420 FIFTH AVENUE, SUITE 4200
                           SEATTLE, WASHINGTON 98101
                                 (206) 464-0123
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

To the Shareholders of Legend Properties, Inc.:

     Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of Legend Properties, Inc., a Delaware corporation (the "Company"), will be convened at the office of the Company, U.S. Bank Centre, 1420 Fifth Avenue, 42nd Floor, Seattle, Washington on June 26, 1997, at 10:00 a.m. pacific time (the "Meeting Date"). All shareholders of the Company (the "Shareholders") are entitled to attend the Meeting. The Annual Meeting of Shareholders will be held for the following purposes:

     (1) To elect five Directors to hold office until the next Annual Meeting of Shareholders or otherwise as provided in the Company's Amended and Restated Certificate of Incorporation (the "Certificate");

     (2) To concur in the selection of KPMG Peat Marwick LLP as the Company's principal independent accountants for the fiscal year ending December 31, 1997;

     (3) To amend Article Fourth of the Company's Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of capital stock to 15,000,000 shares, of which 5,000,000 shares shall be preferred stock, $0.01 par value, and 10,000,000 shares shall be common stock, $0.01 par value.

     (4) To transact any other business as may properly come before the Meeting, or any adjournment thereof.

     Only Shareholders of record at the close of business on May 29, 1997 are entitled to receive notice of and to vote at the Meeting or any adjournment thereof (the "Eligible Holders"). A complete list of Eligible Holders will be available for inspection at the Company's offices for at least ten days prior to the Meeting.

     A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOU PROMPTLY FILL IN, SIGN, DATE AND MAIL THE PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED FOR YOU.

                                          By order of the Board of Directors:

                                          Raymond J. Whitty
                                          Secretary

  The Company's 1996 Annual Report on Form 10-K is enclosed with this notice.

                                PROXY STATEMENT
                                      FOR
                       ANNUAL MEETING OF SHAREHOLDERS OF
                            LEGEND PROPERTIES, INC.
                                           , 1997

     This proxy statement is furnished to the holders of shares ("the Shareholders") of Common Stock, $0.01 par value (the "Common Stock" or the "Shares"), of Legend Properties, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's board of Directors (the "Directors" or the "Board") for use at the annual meeting of Shareholders. The Company's annual meeting of Shareholders for the fiscal year ended December 31, 1996 will be convened on June 26, 1997, at approximately 10:00 a.m. pacific time, and any adjournment thereof (the "Annual Meeting" or the "Meeting"). Copies of this Proxy Statement, the attached notice, and the enclosed form of proxy were first sent or given to Shareholders on or about
            , 1997. Shareholders who wish to attend the Annual Meeting should contact the Company at 206-464-0123 so that arrangements can be made.

     The Company will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Directors, the Company's officers or employees. None of these individuals will be compensated for proxy solicitation services, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements will also be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Shares held of record by those persons, and the Company may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

     Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. Shares not represented by properly executed proxies will not be voted. If a Shareholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Shareholders does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein and in accordance with the judgment of the persons acting under proxies on other matters presented for a vote. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Company before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy; or (iii) attending the Annual Meeting and voting the Shares in person.

     The close of business on May 29, 1997 has been fixed as the date for determining those Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Company had
Shares outstanding, each of which entitles the holder thereof to one vote at the Annual Meeting. Only Shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Annual Meeting, will constitute a quorum. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. The affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote will be required to approve proposal number two. An abstention will have the same effect as a negative vote but, because Shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote. The affirmative vote of a majority of the Company's outstanding Shares is required to approve proposal number three. Accordingly, abstentions and broker non-votes will have the same effect as a negative vote.

     The mailing address of the principal executive offices of the Company is 1420 Fifth Avenue, Suite 4200, Seattle, Washington 98101.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following entity is the only entity or individual known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares as of May 9, 1997:

                                                                                   AMOUNT OF
                                                                                   BENEFICIAL   PERCENT OF
              TITLE OF CLASS                NAME AND ADDRESS OF BENEFICIAL OWNER   OWNERSHIP      CLASS
              --------------                ------------------------------------   ----------   ----------
Common Stock, $0.01 par value.............  RGI Holdings, Inc., 1420 Fifth          4,990,447      79%
                                            Avenue, Suite 4200, Seattle,
                                            Washington 98101(1)

-------------------------
(1) Mr. Uptain, the Company's President and a Director, and Mr. Storetvedt, a nominee for Director, own 361,744 and 19,036 shares, respectively, of the outstanding common stock of Aker RGI ASA which is the parent company of RGI Holdings, Inc.

     The following table sets forth the number of Shares owned by all Directors and Officers owning Shares, and all Directors and Officers as a group as of May 9, 1997.

                                                             AMOUNT OF BENEFICIAL
                 NAME OF BENEFICIAL OWNER                         OWNERSHIP         PERCENT OF INTEREST
                 ------------------------                    --------------------   -------------------
Walter E. Auch, Sr. .......................................        640 shares          Less than 1%
Robert M. Ungerleider......................................      1,560 shares          Less than 1%
All Directors and Officers of the Company, as a group
  (seven persons)..........................................      2,200 shares          Less than 1%

     The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, directors and greater than ten percent shareholders to furnish the Company with copies of all these forms filed with the SEC or the NASD.

     To the Company's knowledge, based solely on its review of the copies of these forms received by it, or written representation from certain reporting persons that no additional forms were required for those persons, the Company believes that all filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners were complied with during 1996.

                    MATTERS TO BE CONSIDERED BY SHAREHOLDERS

1. ELECTION OF DIRECTORS

     Five individuals will be elected at the Annual Meeting to serve as Directors of the Company until the next annual meeting of Shareholders or otherwise as provided in the Certificate. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees for Directors with respect to all proxies received by the Company. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The Directors have no reason to believe that the nominees named will be unable to serve if elected.

     The nominees for Director are as follows:

                                                                                              DIRECTOR
             NAME                AGE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        SINCE
             ----                ---        -------------------------------------------       --------
Walter E. Auch, Sr. ...........  75    Mr. Auch was the chairman and chief executive officer    1986
                                       of the Chicago Board Options Exchange from 1979 to
                                       1986. Prior to that time, he was executive vice
                                       president, director and a member of the executive
                                       committee of Paine Webber. Mr. Auch is a director of
                                       Pimco L.P., Geotek Industries, Smith Barney Concert
                                       Series Funds, Smith Barney Trak Fund, Nicholas
                                       Applegate Funds and Fort Dearborn Fund, and a trustee
                                       of Hillsdale College and the Arizona Heart Institute.
                                       Mr. Auch has been a director of the Company since
                                       1988. Mr. Auch is a trustee of Banyan Strategic
                                       Realty Company and a director of Banyan Strategic
                                       Land Fund II and BMC.
Robert M. Ungerleider..........  55    Mr. Ungerleider is presently the President of Pilot      1988
                                       Books, a book publisher located in Greenport, New
                                       York, and practices law with and is of counsel to the
                                       firm of Felcher, Fox & Litner P.C., in New York, New
                                       York. He has founded, developed and sold a number of
                                       start-up ventures including Verifone Finance, an
                                       equipment leasing business, SmartPage, a paging
                                       service company and Financial Risk Underwriting
                                       Agency, Inc., an insurance agency specializing in
                                       financial guarantee transactions. Prior to these
                                       endeavors, Mr. Ungerleider practiced real estate and
                                       corporate law. Mr. Ungerleider received his B.A.
                                       Degree from Colgate University and his Law Degree
                                       from Columbia University Law School. Mr. Ungerleider
                                       has been a director of the Company since 1988. Mr.
                                       Ungerleider is also a director of Banyan Strategic
                                       Land Fund II.
Fred E. Welker, III............  49    Mr. Welker has been the President of Realty Financial    1996
                                       Advisors, Inc., a real estate investment banking
                                       firm, since January 1993. From 1982 to 1992, Mr.
                                       Welker was the Executive Vice President for the
                                       Southeast Regional Office of Sonnenblick-Goldman
                                       Company, a real estate investment banking firm. From
                                       1981 to 1982, Mr. Welker was Vice President-Joint
                                       Ventures for American Savings & Loan Association, and
                                       from 1976 to 1981 he was a commercial loan officer
                                       with First Federal of Broward (merged with Glendale
                                       Federal).

                                                                                              DIRECTOR
             NAME                AGE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        SINCE
             ----                ---        -------------------------------------------       --------
Kenneth L. Uptain..............  43    Mr. Uptain has been the President and Director of the    1996
                                       Company since December 31, 1996. Prior to that from
                                       August 1994 until December 1996, Mr. Uptain served as
                                       President and Director of RGI US Holdings, inc.
                                       (which was merged with and into the Company) and
                                       since August 1994 has served as President and
                                       Director of RGI/US, RGI Holdings and RGI Real Estate.
                                       Since 1988, Mr. Uptain has served as President and a
                                       Director of Resource Group, Inc., a real estate
                                       development company affiliated with RGI Inc.
Jan Petter.....................  42    Mr. Storetvedt has not previously served in any
                                       capacity with Storetvedt the Company. Mr. Storetvedt
                                       has been the Senior Vice President, Investment Real
                                       Estate in Aker RGI ASA since March 1997. In addition,
                                       since December 1991 he has been President, Chief
                                       Executive Officer and a Director in Avantor ASA, a
                                       Norwegian publicly traded, real estate company, 15%
                                       of which is owned Aker RGI ASA. Since March 1997, he
                                       has served as chairman of the board of Avantor ASA.
                                       Mr. Storetvedt has alsos been a director of RGI
                                       Holdings Inc. since June 1995.

     The Board is required to meet at least four times per year, either in person or by telephonic conference. The Board met 25 times in 1996, including two times as the Audit Committee. The Directors did not establish any nominating, compensation or other committees or other groups performing similar functions during 1996, other than the Audit Committee which was comprised of Messrs. Auch and Ungerleider. Mr. Welker joined the committee in January 1997.

     RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates Messrs. Auch, Welker, Ungerleider, Uptain and Storetvedt for election as Directors of the Company by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the Certificate.

     The five individuals receiving the highest vote totals will be elected as directors.

2. SELECTION OF INDEPENDENT AUDITOR

     Effective December 31, 1996, the Registrant has engaged the independent accounting firm of KPMG Peat Marwick LLP (KPMG) to serve as the Registrant's principal independent accountant, to audit the Registrant's consolidated financial statements. KPMG was the principal independent accountant for RGI/US, and audited RGI/US' consolidated financial statements as of and for the years ended December 31, 1993, 1994 and 1995. The independent accounting firm of Ernst and Young LLP (E&Y) served as the principal independent accountant to audit Banyan's financial statements since December 21, 1995. At no time during E&Y's engagement as Banyan's principal accountant were there any disagreements between Banyan and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Board believes that KPMG is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of principal independent accountants. Therefore, the Board has selected KPMG to continue as the Company's principal independent accountants to examine its consolidated financial statements for the fiscal year ended December 31, 1997. Although the selection of independent accountants does not require approval of the shareholders, the Board believes it is desirable to obtain the concurrence of the Shareholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Board does not contemplate appointing another firm to act as the Company's independent accountants for fiscal year ended December 31, 1997 if the Shareholders do not concur in the appointment of KPMG. Instead, the Board will consider the vote as advice in making their selection of independent accountants for the following year.

     Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     RECOMMENDATION OF THE BOARD: That the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual
Meeting:

     RESOLVED, that the Shareholders concur in the appointment by the Board of KPMG Peat Marwick LLP to continue to serve as the Company's principal independent accountants for the fiscal year ended December 31, 1997.

     The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Annual Meeting, a quorum being present, is required to adopt the foregoing resolution.

3. AMENDMENT TO COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK FROM 105.0 MILLION TO
   15.0 MILLION

     The Company currently is authorized to issue 105.0 million shares of capital stock of which 5.0 million shares must be shares of preferred stock having a par value of $0.01 per share and 100.0 million shares must be shares of common stock of one class having a par value of $0.01 per share. As of May 9, 1997, the Company had 6,290,874 shares of common stock issued and outstanding. No shares of preferred stock were issued. Following the Company's merger with RGI U.S. Holdings and the "reverse-split" effected in connection therewith, the Company's board of directors concluded, on the advice of the Company's management that the Company's future business plans and financing needs do not require the Company to maintain the flexibility afforded by having over 90.0 million shares of common stock available for issuance. In reaching this decision, the Board considered the costs associated with maintaining these unissued shares and the potential negative impact on the market for the Company's common stock caused by such a large "overhang." Therefore, the Board concluded that it is desirable to reduce the number of authorized shares of common stock from 100.0 million to 10.0 million.

     RECOMMENDATION OF THE BOARD: That the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual
Meeting:

     RESOLVED, that the first sentence of Article IV of the Company's Amended and Restated Certificate of Incorporation be deleted in its entirety and be replaced by the following:

     The total number of shares of capital stock which the Corporation shall have authority to issue is 15.0 million shares, of which 5,000,000 shares shall be preferred stock, $0.01 par value, and 10,000,000 shares shall be common stock, $0.01 par value.

     The affirmative vote of a majority of the Company's shares of common stock are required to adopt the proposal.

                               EXECUTIVE OFFICERS

     The following table sets forth information with respect to the Company's executive officers. Each officer serves until his successor is elected and qualified by the Directors or until his death, resignation or removal by the Directors. For Mr. Uptain's biography see "Matters to be Considered by Shareholders -- Election of Directors" above.

                                                                                                 OFFICE AND YEAR
            NAME                AGE    OTHER PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS         FIRST ELECTED
            ----                ---    --------------------------------------------------        ---------------
Raymond J. Whitty...........    52     Mr. Whitty has been Chief Financial Officer and       Chief Financial Officer,
                                       Treasurer of the Company since January 1997. He       Treasurer, Secretary;
                                       has been Secretary of the Company since February      1997
                                       1997. From May 1996 to December 1996, Mr. Whitty
                                       was a financial consultant to RGI. From October
                                       1995 to May 1996 he was an independent financial
                                       consultant. From August 1988 until September 1995,
                                       Mr. Whitty was the Chief Financial Officer of
                                       Westin Hotel Company.
Chris J. Pollak.............    30     Mr. Pollak has been Corporate Controller of the       Vice President; 1997
                                       Company since January 1997. Mr. Pollak has been
                                       Vice President of the Company since February 1997.
                                       From October 1996 to January 1997, Mr. Pollak was
                                       the Corporate Controller for Northwest Lodging,
                                       Inc. and American Motels Acquisition Company L.P.
                                       (collectively "Northwest"). Northwest owns and
                                       operates hotels and motels in the western United
                                       States. Mr. Pollak was employed by KPMG Peat
                                       Marwick LLP ("KPMG") from September 1990 to
                                       September 1996. He was a manager in KPMG's Real
                                       Estate Practice from July 1996 to September 1997.
                                       Mr. Pollak received a B.A. Degree in Business
                                       Administration with concentrations in Accounting
                                       and Finance from Washington State University. He
                                       is a Certified Public Accountant and a member of
                                       the Washington State Society of CPAs.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A. DIRECTOR COMPENSATION

     The Directors are each paid an annual fee of $15,000 payable quarterly, plus $875 for each Board meeting, including meetings of the Audit Committee, attended in person and $250 an hour for each Board meeting, including meetings of the Audit Committee, attended via telephonic conference call. In addition, each Director is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board.

B. EXECUTIVE COMPENSATION

     Since December 31, 1996, Ken Uptain has served as President of the Company, but did not receive any compensation during the last three fiscal years from the Company or from RGI U.S. Holdings, Inc. Prior to completion of the Company's merger with RGI U.S. Holdings, Inc. on December 31, 1996, Leonard G. Levine served as the Company's President. Mr. Levine served as Chief Executive Officer of the Company pursuant to an employment agreement entered into on January 1, 1990 through December 31, 1996. As amended, the agreement expires December 31, 1998. Under the amended agreement, Mr. Levine was paid a base salary during 1996 of $108,141. Mr. Levine was also eligible to receive compensation under an incentive program included in his contract. Mr. Levine earned incentive compensation based upon specified percentages of the Company's collateralized claims which were converted into cash, the amount of the Company's unsecured claims which were converted into cash, cash distributions of capital to stockholders and distributions of income to stockholders of the Company.

     Pursuant to Mr. Levine's amended employment agreement, all incentive amounts earned had been paid 80% in cash and 20% in shares of the Company's common stock (the "Award Shares") on or before March 15 of the year following the period for which the incentive was earned. The preceding table set forth the incentive compensation earned by Mr. Levine during the last three fiscal years. Mr. Levine received 3,196 Award Shares (issue price equal to $13.43 per share) and 2,017 Award Shares (issue price equal to $28.75 per share) in respect to incentive compensation earned by Mr. Levine for the fiscal years ended December 31, 1994 and 1993 respectively. In addition, Mr. Levine received 742 Award Shares (issue price equal to $10.78 per share) for the fiscal year ended December 31, 1995. The Award Shares issued to Mr. Levine had been held in trust by the Company, pending satisfaction of the vesting requirements contained in the employment agreement. Mr. Levine satisfied the vesting requirement of his amended employment agreement upon his resignation and termination of employment with the Company without cause following a change in control of the Company, pursuant to the terms of the Merger.

     Pursuant to the Merger, Mr. Levine resigned and his employment was terminated without cause following a change of control of the Company (as defined in the Merger agreement). However, the Company remains obligated to pay Mr. Levine his base salary as defined in the amended employment agreement through its expiration date of December 31, 1998, which will result in a payment to Mr. Levine of approximately $110,000 in base salary for the fiscal year ended December 31, 1997. In addition, under the employment agreement, as a result of the change of control, on December 31, 1996 Mr. Levine received a payment of $1,218,285 representing incentive compensation equal to that which he would have earned if all of the Company's assets had been converted into cash and all proceeds were distributed as of the date of his employment termination.

     The number of Award Shares issued to Mr. Levine and the share prices as described above have been adjusted by multiplying the issue price and dividing the number of shares issued by twenty-five thus giving effect to the Company's reverse stock-split as approved by its stockholders.

     The following sets forth the compensation, in excess of $100,000 paid to the Company's executive officers for the years ended December 31, 1996, 1995 and 1994:

                                                                          LONG-TERM COMPENSATION
                              ANNUAL COMPENSATION                            AWARDS            PAYOUTS
                          ----------------------------     OTHER     ----------------------    -------
                                                          ANNUAL     RESTRICTED                           ALL OTHER
                                                          COMPEN-      STOCK       OPTIONS/     LTIP       COMPEN-
                          YEAR     SALARY      BONUS      SATION       AWARDS      SARS(#)     PAYOUTS     SATION
                          ----     ------      -----      -------    ----------    --------    -------    ---------
Leonard G. Levine,....    1996    $108,141    $ 32,044      N/A       $ 8,011         N/A        N/A         N/A
  President(1)            1995     105,606     171,805      N/A       $42,951         N/A        N/A         N/A
                          1994     102,400     231,166      N/A       $53,002         N/A        N/A         N/A
Donald Proctor(2).....    1996    $200,000    $  1,500      N/A           N/A         N/A        N/A         N/A
                          1995         N/A         N/A      N/A           N/A         N/A        N/A         N/A
                          1994..       N/A         N/A      N/A           N/A         N/A        N/A         N/A
Ronald
  D'Haeseleer(3)......    1996    $140,000    $  1,000      N/A           N/A         N/A        N/A         N/A
                          1995..       N/A         N/A      N/A           N/A         N/A        N/A         N/A
                          1994..       N/A         N/A      N/A           N/A         N/A        N/A         N/A
Douglas Widell(4).....    1996    $140,000    $ 11,500      N/A           N/A         N/A        N/A         N/A
                          1995         N/A         N/A      N/A           N/A         N/A        N/A         N/A
                          1994         N/A         N/A      N/A           N/A         N/A        N/A         N/A

-------------------------
(1) No other executive officer earned more than $100,000 in salary and bonus.

(2) Mr. Proctor serves as an executive officer of Grand Harbor Property Holdings, Inc. ("GHPH"), a subsidiary of the Company. In this capacity, Mr. Proctor exercises policy making functions for GHPH. Although Mr. Proctor has been employed by this entity or its predecessor since July 1991, prior to 1996 the Company owned only a minority interest in GHPH.

(3) Mr. D'Haeseleer serves as an executive officer of GHPH. In this capacity, Mr. D'Haeseleer exercises policy making functions for GHPH. Although Mr. D'Haeseleer has been employed by this entity or its predecessor since July 1991, prior to 1996, the Company owned only a minority interest in GHPH.

(4) Mr. Widell serves as an executive officer of Oak Harbor Property Holdings, Inc. ("OHPH"), a subsidiary of the Company. Although Mr. Widell has been employed by this entity since August 1994, prior to 1996 the Company owned only a minority interest in OHPH.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board has formed a Compensation Committee comprised of the three outside directors: Messrs. Auch, Ungerleider and Welker (the "Committee"). The Committee will be responsible for setting and administering executive officer salaries and the annual bonus and long-term incentive plans that the Company may adopt to incentivize management of the Company. The Committee does not believe that the compensation policies applicable to the Company's executives prior to the merger are relevant for evaluating compensation on a going-forward basis. The Committee is in the process of formulating the types of compensation policies that will be put in place for the Company's officers and key employees including those of the Company's subsidiaries. Presently, Messrs. Uptain and Whitty are paid salaries equal to $200,000 and $150,000, respectively. The Company does not presently have any other incentive or bonus plans in place.

                                          The Compensation Committee:

                                          Walter E. Auch, Sr.
                                          Robert Ungerleider
                                          Fred L. Welker

                               PERFORMANCE GRAPH

     The following graph compares the five-year cumulative total return of Legend Properties, Inc., the Russell 2000, and a "peer group" comprised of the following companies: American Gulf Communities Corporation, Castle & Cooke, Inc., HMG Courtland Properties, Inc., Interstate General Company, L.P., Oriole Homes Corp. and Bluegreen Corporation (f/k/a Patten Corporation).

        MEASUREMENT PERIOD             THE COMPANY        PEER GROUP        RUSSELL 2000
      (FISCAL YEAR COVERED)
DEC-91                                            100                100                100
DEC-92                                         123.21             121.49             116.52
DEC-93                                         223.21             170.94             136.64
DEC-94                                            100             155.31             132.17
DEC-95                                          71.43             142.71             167.16
DEC-96                                          55.36             159.84             191.84

     The above graph is based upon common stock and index prices calculated as of December 31 for each of the last five years. The Company's December 31, 1996 closing price per share of common stock was $7.75 (adjusted for the 25:1 reverse stock split which occurred on December 31, 1996). As of May 9, 1997, the Company's common shares closed at $4.00 per share. The stock price performance depicted in the graph above represents the past performance of Banyan Mortgage Investment Fund (Banyan). Legend Properties, Inc., formerly known as Banyan, is the surviving corporation from the December 31, 1996 merger with RGI U.S. Holdings, Inc. (RGI/US). For financial reporting purposes, RGI/US was the acquiror of Banyan, which changed its name to Legend Properties, Inc. upon the effectiveness of the merger. The past performance of Banyan is not necessarily indicative of the future performance of Legend Properties, Inc.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals for the 1997 Annual Meeting of Shareholders must be received by the Company at its executive office in Seattle, Washington, on or
prior to           , 1998 for inclusion in the Company's proxy statement for
that meeting. Any Shareholder proposal must meet the requirements set forth in the rules of the Securities and Exchange Commission relating to Shareholder proposals.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, no business other than that discussed above is to be acted upon at the Meeting. If no other matters not known to the Board should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                          Legend Properties, Inc.
                                          By the order of the Board of Directors

                                          Kenneth L. Uptain
                                          President

Seattle, Washington
          , 1997

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

     LEGEND PROPERTIES, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That on May , 1997, the Board of Directors of the Corporation duly adopted the following resolution setting forth a proposed amendment to the Corporation's Certificate of Incorporation declaring the amendment to be advisable. The resolution setting forth the proposed amendments is as follows:

     RESOLVED, that the first sentence of Article IV, Section A be, and hereby is, deleted in its entirety and the following be substituted in its entirety:

     "The total number of shares of capital stock which the Corporation shall have authority to issue is fifteen million (15,000,000) shares, of which 5,000,000 shares shall be preferred stock, $0.1 par value, and 10,000,000 shares shall be common stock, $.01 par value.

PROXY



                            LEGEND PROPERTIES, INC.
                               1420 FIFTH AVENUE
                                   SUITE 4200
                           SEATTLE, WASHINGTON  98101

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth L. Uptain and Raymond J. Whitty, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the Shares of Common Stock, $0.01 par value, of Legend Properties, Inc. held of record by the undersigned on May 29, 1997, at the Annual Meeting of Shareholders when convened on June 26, 1997, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                         CONTINUED ON THE REVERSE SIDE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                                                              Please mark
                                                                                                              your votes
                                                                                                              as in this   /X/
                                                                                                               example

1. Election of Directors                                     2. PROPOSAL to concur in the selection of
   PROPOSAL to elect five Directors                             KPMG Peat Marwick LLP as the Company's
   to hold office until the next                                principal independent accountants for
   Annual Meeting of Shareholders, or     FOR   WITHHELD        the fiscal year ending December 31, 1997     FOR   AGAINST   ABSTAIN
   otherwise as provided in the           / /     / /           (check one box):                             / /     / /       / /
   Company's Amended and Restated
   Certificate of Incorporation
   (check one box):                                          3. To amend Article Fourth of the Company's
                                                                Amended and Restated Certificate of          FOR   AGAINST   ABSTAIN
   NOMINEES: Walter E. Auch, Sr.                                Incorporation to reduce the number of        / /     / /       / /
             Robert M. Ungerlelder                              authorized shares of capital stock to
             Fred E. Welker                                     15,000,000 shares, of which 5,000,000
             Kenneth L. Uptain                                  shares shall be preferred stock, $0.01
             Jan Petter Storetvedt                              par value, and 10,000,000 shares shall
                                                                be common stock, $0.01 par value.
For, except vote withheld from the following nominee(s):
                                                             4. In their discretion, the Proxies are
_______________________________________________________         authorized to transact any other             FOR   AGAINST   ABSTAIN
                                                                business as may properly come before         / /     / /       / /
                                                                the Meeting or any adjournment thereof
                                                                (check one box):

                                                                                PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS
                                                                                CARD USING THE ENCLOSED ENVELOPE. PLEASE CONTACT THE
                                                                                COMPANY'S PROXY SOLICITOR, [CHEMICAL BANK AT
                                                                                1-800-667-6589], WITH ANY QUESTIONS REGARDING THE
                                                                                ABOVE.


SIGNATURE(S)_______________________________________________________________________________________  DATE___________________________
NOTE: Sign exactly as name appears at left. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.

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